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                                  Exhibit 10.5

                                  R. W. G. INC.
                               6601 Windy Hill Way
                                 Reno, NV 89511



                              ENGAGEMENT AGREEMENT


This agreement, dated July 1, 2001, between SulphCo, Inc. a Nevada Corporation and R.W.G. INC. a Nevada Corporation, is to set forth the conditions for the engagement of the services of Dr. R. W. Gunnerman, President and CEO of R.W.G. Inc. to the Corporation and its shareholders.

Description of Services: Dr. Gunnerman will be responsible for the functions of the Chief Executive Officer and Chairman of the Board.

Service Fees:  SulphCo will pay a yearly fee of $250,000.

Agreement Term: This agreement will terminate after one year, on July 1, 2002




Signed \S\ P.C. KNAUFF                      Signed \S\ RUDOLF W. GUNNERMAN
       ---------------                             -----------------------
P.C. Knauff, Chief Financial Officer        Dr. R. W. Gunnerman, CEO & Chairman
SulphCo, Inc.                               R.W.G. Inc.